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                                                                   Exhibit 10.89

                             ASSIGNMENT OF CONTRACT

          This ASSIGNMENT OF CONTRACT (the "ASSIGNMENT") is made and entered into this 5th day of March, 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("ASSIGNOR") and INLAND WESTERN EULESS LIMITED PARTNERSHIP, an Illinois limited partnership ("ASSIGNEE").

          Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as under that certain letter agreement dated as of January 8, 2004, as amended, and entered into by Heritage Towne Crossing, L.P., a Texas limited partnership, as Seller, and Assignor, as (collectively, the "AGREEMENT"), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Euless, Texas, and being legally described in EXHIBIT A, attached hereto and made a part hereof.

     Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.


                            (SIGNATURE PAGE FOLLOWS)

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                               SIGNATURE PAGE FOR
                         ASSIGNMENT OF CONTRACT BETWEEN
                      INLAND REAL ESTATE ACQUISITIONS, INC.
                  AND INLAND WESTERN EULESS LIMITED PARTNERSHIP


          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.


                           ASSIGNOR:

                           INLAND REAL ESTATE ACQUISITIONS, INC., an
                           Illinois corporation

                           By:     /s/ G. Joe Cosenza
                                  ---------------------------------
                           Name:   G. Joe Cosenza
                                  ---------------------------------
                           Title:  Authorized Agent
                                  ---------------------------------


                           ASSIGNEE:

                           INLAND WESTERN EULESS LIMITED
                           PARTNERSHIP, an Illinois limited partnership

                           By: Inland Western Euless GP, L.L.C., a Delaware limited liability company

                                 By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                       By:     /s/ Debra A. Palmer
                                              ----------------------------------
                                       Name:   Debra A. Palmer
                                              ----------------------------------
                                       Title:  asst Secretary
                                              ----------------------------------


                                    EXHIBITS

               EXHIBIT A:  LEGAL DESCRIPTION OF THE PROPERTY

                                      -2-
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                                    EXHIBIT A
                        LEGAL DESCRIPTION OF THE PROPERTY

Lots 1 and 2, Block B of Heritage Towne Crossing Addition, an addition to the City of Euless, Tarrant County, Texas according to the Final Plat thereof recorded in Cabinet A, Slides 7743 and 7744, Plat Records, Tarrant County, Texas.